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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: November 3, 2000
                        (Date of earliest event reported)


                                   LMKI, INC.
             (Exact name of registrant as specified in its charter)



           Nevada                        0-26578                 33-0662114
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)



            3355 Michelson Drive, Suite 300, Irvine, California 92612
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 794-3000


                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         On November 3, 2000, LMKI, Inc. (the "Company"), issued a press release announcing that, by letter dated October 31, 2000, Jeanette Hall resigned as a director of the Company, effective immediately. A copy of the press release issued in connection with the resignation of Ms. Hall is incorporated herein by reference and attached to this Report as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

Exhibit No.    Description
-----------    -----------

17.1           Resignation letter of Jeanette Hall, dated October 31, 2000
99.1 LMKI press release dated November 3, 2000, announcing resignation of Jeanette Hall

                                       2

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on November 3, 2000.

                                                   LMKI, INC.


                                                   By  /S/  BRYAN L. TURBOW
                                                       -----------------------
                                                       Bryan L. Turbow
                                                       Chief Executive Officer

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                                INDEX TO EXHIBITS
                                -----------------


The following exhibits are filed with the Current Report on Form 8-K.

Exhibit No.    Description
-----------    -----------

17.1           Resignation letter of Jeanette Hall, dated October 31, 2000
99.1 LMKI press release dated November 3, 2000, announcing resignation of Jeanette Hall

                                       4